SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                          FORM 8-K


      Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Act of 1934


Date of Report (Date of earliest event reported)  August 25, 1998


                          EP MedSystems, Inc.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)


                 Commission file number   0-28260
                                          -------

          New Jersey                               22-3212190
 ----------------------------------------------   -----------
 (State or other jurisdiction of incorporation)   (IRS Employer
                                                  Identification No.)


100 Stierli Court, Mount Arlington, New Jersey        07865
----------------------------------------------        -------
  (Address of principal executive offices)            (Zip Code)


Registrant's telephone number:     (973) 398-2800
                                   --------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Arthur Andersen LLP has been the Company's certifying accountant since the inception of the Company in 1993. On August 25, 1998 the Company notified Arthur Andersen that the audit committee recommended and the board of directors approved a change in the Company's certifying accountants to PricewaterhouseCoopers LLP for the audit of the Company's financial statements for the year ended December 31, 1998. PricewaterhouseCoopers was engaged by the Company as certifying accountant effective August 25, 1998.

Arthur Andersen's report on the Company's financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified nor modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period preceding the change in accountants, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

During the Company's two most recent fiscal years and the subsequent interim period preceding the change in the Company's certifying accountant, none of the events listed in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K occurred.

During the Company's two most recent fiscal years and the subsequent interim period prior to engaging the Company's new certifying accountant, the Company's new certifying accountant was not consulted regarding any of the matters set forth in paragraphs (a)(2) of Item 304 of Regulation S-K.

The Company has asked Arthur Andersen LLP to furnish it with a letter, addressed to the Securities and Exchange Commission, stating whether or not Arthur Andersen LLP agrees with the above statements. A copy of such letter is filed as Exhibit 16 of this Report.


ITEM   7.   FINANCIAL   STATEMENTS,  PRO   FORMA   FINANCIAL
INFORMATION AND EXHIBITS

Exhibits

Exhibit 16     Letter from Arthur Andersen LLP to the
               Securities and  Exchange Commission dated
               August 28, 1998.




                          SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EP MEDSYSTEMS, INC.

Dated:  August 28, 1998            By  /s/ James J. Caruso
                                       --------------------
                                       James J. Caruso
                                       Vice   President  and  Chief
                                       Financial Officer

EXHIBIT INDEX

Exhibit Number Description

Exhibit 16     Letter from Arthur Andersen LLP to the
               Securities and  Exchange Commission dated
               August 28, 1998.

                                                  EXHIBIT 16

                 ARTHUR ANDERSEN LETTERHEAD


August 28, 1998

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street NW
Washington DC 20549


Dear Sir:

We  have  read Item 4 included in the Form 8-K dated  August
28, 1998 of EP MedSystems, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/  Arthur Andersen LLP
------------------------

cc:  Mr. James J. Caruso, EP MedSystems, Inc.